CENTURY II VARIABLE UNIVERSAL LIFE
Issued Through
KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
By
KANSAS CITY LIFE INSURANCE COMPANY

Supplement Dated September 3, 2002
to Prospectus Dated May 1, 2002

This supplement describes an extension to the Guaranteed Payment Period from five years to ten years. The following disclosure replaces disclosure in the Variable Universal Life prospectus as indicated below.

Replace the second paragraph in the section, “The Contract,” on page 3 of your prospectus with the following:

The Death Benefit may and the value of the Contract will increase or decrease to reflect the investment performance of the Subaccounts to which you allocate Premiums. There is no guaranteed minimum value. We do guarantee to keep the Contract in force during the first ten years of the Contract and during the ten years following the effective date of an increase in the Specified Amount as long as you meet a Premium requirement. (See “Guaranteed Payment Period and Guaranteed Monthly Premium,” page 20). If the value is not enough to pay charges due, the Contract will lapse without value after a Grace Period. (See “Premium Payments to Prevent Lapse,” page 21.) The Contract also permits loans and partial surrenders, within limits. If a Contract lapses while loans are outstanding, adverse tax consequences may result. (See “TAX CONSIDERATIONS,” page 48.)

Replace the second paragraph in the section, "Guaranteed Payment Period and Guaranteed Monthly Premium," on page 20 of your prospectus with the following:

The Guaranteed Payment Period applies for ten years after the Contract Date and ten years after the effective date of an increase in the Specified Amount. The Contract shows the Guaranteed Monthly Premium.

Replace the second bullet point in the section, “Increases,” on page 31 of your prospectus with the following:

  a new Guaranteed Payment Period begins on the effective date of the increase and will continue for ten years (see “Guaranteed Payment Period and Guaranteed Monthly Premium,” page 20); and

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This supplement should be retained with your Variable Universal Life prospectus for future reference. If you have any questions or would like to request a current prospectus, please contact Kansas City Life’s Home Office at (800) 616-3670.